Exhibit 10.8

MERCHANT AGREEMENT

July 28th, 2021

Agreement dated ______ between Business Capital Providers, Inc. (“BCP”) and Merchant (“MERCHANT”) below, this (Month) _____ (Day) ___ (Year) _____.

MERCHANT INFORMATION

Merchant’s Legal Name: MOBIQUITY TECHNOLOGIES INC.

D/B/A: _____________________________________ State of Incorporation / Organization: NY

Business Entity Type: CORPORATION

Physical Address: 35 Torrington LN,                                        City: Shoreham               State NY             Zip 11786

Owner 1: Name: Dean Julia                        Business Phone: _________________        Mobile Phone: _______________

Are You/Have You Been a Member of the Military? ________________ If Yes, Is there any chance of future Active Service? _____

Owner 2: Name: ____________________    Business Phone: _____________ Mobile Phone: ________________

Are You/Have You Been a Member of the Military?_____ If Yes, Is there any future chance of Active Service? _____

Registered Agent Mailing Address: 35 Torrington LN,                                        City: Shoreham               State NY             Zip 11786

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PURCHASE AND SALE OF FUTURE RECEIVABLES

Merchant hereby sells, assigns and transfers to BCP, making BCP the absolute owner by right and title, in consideration of the “Purchase Price” specified below, the “Specified Percentage” of all of Merchant’s future accounts, contract rights and other entitlements arising from or relating to the payment of monies from Merchant’s customers’ and/or any and all other third party payors to the Merchant (hereinafter the “Receivables”, defined as any and all payments made by cash, check, electronic transfer, Paypal, ApplePay or any other form of monetary payment, including all those existing and not yet invented, received in the ordinary course of the Merchant’s business by common industry standards), for the payments due to Merchant as a result of Merchant’s sale of goods or services (the “Transactions”) until the amount specified below (the “Purchased Amount”) has been electronically transferred, or otherwise delivered, by or on behalf of Merchant to BCP. Merchant agrees, asserts and expresses without limitation that such funds are the absolute right and property of BCP at the moment of their collection, and any failure to transfer such collected funds shall be a breach of contract, wrongful appropriation and civil theft.

Purchase Price: 300000.00    Daily Percentage1: 9%    Interval: 160.00    Daily Amount2: 2531.25     Purchased Amount: 405000.00

Merchant may use the Purchase Price only and specifically for business purposes and specifically not for the benefit of personal, family or household purposes. Merchant is selling a portion of a future revenue stream to BCP at a discount; Merchant is not borrowing money from BCP. There is no interest rate or payment schedule and no time period during which BCP must collect the Purchased Amount. Merchant going bankrupt or going out of business, in good faith, and with clean hands, and with all timely and due notice, without fraudulent transfer, without omission of facts or negligent reporting, or false facts in the inducement, in and of itself, does not constitute a breach of this Agreement. BCP enters into this Agreement knowing there is risk inherent in the business facts disclosed to BCP by Merchant, including Merchant’s business may slow down or fail. BCP assumes these risks based expressly upon on Merchant’s representations, warranties and covenants in this Agreement, which are material facts designed to give BCP a reasonable and fair opportunity to consider such representations, warranties and covenants, so that BCP may justly receive the full fair benefit of its bargain.

__________________________

1 Estimated Daily Percentage arrived at by an examination of the mean median or mode amount of receivables, over a time-period of study, and Merchant Estimated Reported Margins or Estimate within Merchant’s industry, and applying this negotiated amount to arrive at the average daily percentage estimate of receivables that will be transferred. Number subject to change per the contract terms.

2 Estimated Daily Amount arrived at by an examination of the mean median or mode amount of receivables, over a time-period of study, to arrive at the average daily payment estimate. Number subject to change per the contract terms.

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BCP will debit the Specific Amount each business day from only one depositing bank account (the “Account”), which account must be acceptable to, and pre-approved by, BCP (the “Account”) into which Merchant and Merchant’s customers shall remit all Receipts from every Transaction associated with the business, until such time as BCP receives full payment of the Purchased Amount. If Merchant’s bank is closed on a business day for any reason, then BCP will debit the Specific Amount for that day on the next business day in addition to the regularly scheduled debit. Merchant hereby authorizes BCP to ACH debit the Specific Amount from the Account on a daily basis. Such debit shall be considered an electronic funds transfer as described by FL. 68.065. BCP’s payment of the Purchase Price shall be deemed the acceptance and performance by BCP of this Agreement. Merchant understands that Merchant is responsible for ensuring that the Specific Amount to be debited by BCP remains in the Account. Merchant shall remove no deposits, or cause any deposit to be removed by any party, for any reason, until completion of the BCP ACH Daily (or interval) transfer. Merchant shall be responsible for any fees incurred by BCP resulting from a rejected ACH attempt or an Event of Default. Merchant agrees that a failure of electronic transfer constitutes a bad instrument per FL. 68.065. BCP is not responsible for any overdrafts or rejected transactions that may result from BCP’s ACH debiting the Specific Amount under the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between BCP and Merchant, upon the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS the Specified Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A.

THE MERCHANT AGREEMENT “TERMS AND CONDITIONS”, THE “SECURITY AGREEMENT AND GUARANTY” AND THE “ADMINISTRATIVE FORM HEREOF, ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

FOR MERCHANT (#1)	BY Dean Julia	/s/ Dean Julia	7/28/2021
	(Print Name and Title)	(Signature)	(Date)

FOR MERCHANT (#2)	BY
	(Print Name and Title)	(Signature)	(Date)

FOR OWNER (#1)	BY Dean Julia	/s/ Dean Julia	7/28/2021
	(Print Name and Title)	(Signature)	(Date)

FOR OWNER (#2)	BY
	(Print Name and Title)	(Signature)	(Date)

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MERCHANT AGREEMENT TERMS AND CONDITIONS

I.      TERMS OF ENROLLMENT IN PROGRAM

1.1     Merchant Deposit Agreement and Processor. Merchant shall (A) execute an agreement acceptable to BCP with a Bank acceptable to BCP to obtain electronic fund transfer services for the Account, and (B) execute an agreement acceptable to BCP with a credit and debit card processor (the “Processor”) instructing the Processor to deposit all Receipts into the Account. Merchant shall provide BCP and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Merchant’s receivables, receipts, deposits and withdrawals into and from the Account. Merchant hereby authorizes BCP and/or its agent(s) to withdraw from the Account via ACH debit the amounts owed to BCP for the receipts as specified herein and to pay such amounts to BCP. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Merchant for these deposits, whether pre- approved by BCP or not. This additional authorization is not a waiver of BCP’s entitlement to declare this Agreement breached by Merchant as a result of its usage of an account that BCP did not first pre-approve in writing prior to Merchant’s usage thereof. The aforementioned authorizations shall be irrevocable without the written consent of BCP. Any such funds collected by merchant, due to BCP, not transferred or left unpaid shall be considered breach of contract, wrongful appropriation, unjust enrichment and civil theft by appropriation.

1.2  Term of Agreement. Because a payment schedule is not an absolute, and is based upon a rate in which the Merchant collects receivables to which BCP’s shall have absolute right and title, this Agreement shall remain in full force and effect until the entire Purchased Amount is transferred including any and all other amounts due, including but not limited to electronic transfer fees, late transfer, attorney fees, court costs or other default fees, per the terms of this Agreement.

1.3  The Purchase of Future Receivables and Purchase of Increments. Subject to the terms of this Agreement, BCP offers to purchase additional Receipts in the “Increments” stated in on Page 1 of this Agreement, if any. BCP reserves the right to delay or rescind the offer to purchase any Increment or any additional Receipts, in its sole and absolute discretion. Merchant agrees that this agreement is a financial arrangement for the purchase and sale of future receivables. BCP specifically purchases future receivables from Merchant for an upfront payment. Merchant warrants that Merchant is a sophisticated businessperson. Merchant agrees and understands that the payment made for future receivables is not a loan. Repayment is based upon an estimated percentage of daily receipts with a maximum daily rate, excluding exceptions for missed, vacation or bank closure days, or other exceptions listed in this agreement. Although speculated, the period over which such transfers of funds, to which BCP shall have the absolute right and title, shall take place is ultimately indeterminate. Merchant agrees and recognizes that BCP took significant risk that there could be no daily receipts, lower than expected daily receipts, and if receipts were substantially greater than anticipated, repayment of the purchase amount that the agreement could occur over an abbreviated period, with the sum over and above the amount advanced being substantially more than 25%. Merchant shall make no request for the Court to convert the agreement to a loan, waives and is estopped from all claims and defenses in regard to usury as any such claim or defense shall be a contradiction explicit in the terms of the purchase and sale of future receivables in accordance with this Agreement, and will defame, slander and otherwise cause serious and permanent injury to BCP.

1.4   Adjustments to the Specific Amount. The Specific Amount is intended to represent the Specified Percentage of Merchant’s Receipts each calendar month. At any time, BCP may adjust the Specific Amount so that the amount received by BCP in the future more closely represents the Specified Percentage. Also, once each calendar month Merchant may request that BCP reconcile Merchant’s actual receipts and adjust the Specific Amount so that the amount received by BCP in the future more closely represents the Specified Percentage. Upon receipt of a written reconciliation request from Merchant, BCP may request any and all information from Merchant that BCP, in its sole judgment, believes is necessary to accurately reconcile the amount BCP has received from Merchant with the actual Specified Percentage. BCP shall not be required to adjust the Specific Amount until such time as it has received all such requested information.

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1.5   Merchant(s) and Guarantor(s) Warranty of Financial Conditions. Subject to Florida Statute 772.11, Civil Remedy for Fraud or Theft, both Merchant and any and all Guarantor(s) agree to be joint and several liability for all the truthfulness, and validity of all disclosures, warranties assertions and representations in regard the Company's financial statements, financial condition, income, receivables, rate of sales, margins, outstanding debt, outstanding liabilities, accounts receivable, accounts payable and all other facts and circumstances provided that BCP may consider in choosing to purchase receivables from Merchant. Merchant and guarantor assert and warrant, subject to penalty of civil theft, and treble damages, that the information provided by the company, its officers, owners, assigns, merchant and all other persons who may make assertions in favor of the company for the purpose of inducing BCP to purchase receivables from seller fairly present the financial condition of the Company at the dates of said statements, and represent the true, accurate and complete results without omission, including any facts that any owner, operator, merchant, guarantor, member, officer or associated person does or should know, without exception. Facts and circumstances which are and must be disclosed shall not be limited to results of Merchants operations for the periods covered thereby, and all financial disclosures shall be prepared in accordance with generally accepted accounting principles and practices consistently applied and consistent with the books and records of the Company. All parties to this contract agree that any such failure in disclosure, including but not limited to whether by material misstatement or material omission of fact, either whether occurring intentionally, recklessly, negligently, or willful-blindness, shall constitute fraud in the inducement. Merchant and Guarantor(s) (as hereinafter defined and limited) authorize BCP and its agents to investigate their financial responsibility and history, and shall provide within five (5) days, upon BCP email or written request any authorizations, accounting of all parcels and pieces of real or personal property with individual value in excess of then market value over $5,000, bank or financial statements, tax returns, etc., as BCP deems necessary in its sole and absolute discretion prior to or at any time after execution of this Agreement. Failure to provide such items and disclosures shall be considered a material breach, and additionally subject Merchant and Guarantor(s) to all fees charges and costs associated with a full financial investigation, including detailed skip tracing, and block chain tracing of all transfers. For the purpose of any required legal permissions necessary for any such deep financial investigations, a photocopy of this authorization will be deemed as acceptable as an authorization for release of financial and credit information. BCP is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. In addition to the above, Merchant and Guarantor(s) warrant and assert that Merchant has not decided, considered, researched, discussed or consulted with any person or party regarding 1) Wind up or dissolution of Merchant 2) Material change in the operations of Merchant, 3) Sale of Merchant to any other person or entity 4) Loss of key employee, supplier, manufacturer or customer, 5) Change or location 6) change of banking, credit card services, or other financial provider 7) Wholesale inventory sales, bulk sales, or asset sales other than which occur during the normal operation everyday of the Merchant 8) Failure or choice not to renew a property lease or rent for the business location, or any liens or encumbrances in the event the underlying property of the merchant is owned by merchant or guarantor 9) Any form, filing or declaration of bankruptcy by Merchant, Guarantor(s). In addition to the warranties and disclosures required under this section, the parties agree that any failure by merchant to notify BCP of the items listed under numbers 1 through 9 under this section, prior to the acceptance of BCP purchase funds, shall be considered the Merchant and Guarantor(s) commission of fraud in the inducement. However, Merchant and guarantor may attempt to rebut this presumption of fraud by a showing of clear and convincing evidence to the contrary.

1.6    Transactional History. Merchant authorizes all of its banks, brokers and processors to provide BCP with Merchant’s banking, brokerage and/or processing history to determine qualification, continuation and if necessary collection, related to this program. Merchant shall provide BCP with copies of any documents related to Merchant’s card processing activity or financial and banking affairs within five (5) days after an email or written request from BCP.

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1.7    Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by Processor resulting from (a) claims asserted by BCP for monies owed to BCP from Merchant and (b) actions taken by Processor in reliance upon any fraudulent, misleading or deceptive information or instructions provided by BCP.

1.8   No Liability. In no event will BCP be liable for any claims asserted by Merchant or Guarantors under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Merchant and Guarantor(s). In the event these claims are nonetheless raised, Merchant and Guarantors Shall be joint and several liable for all of BCP’s attorney’s fees, court costs and expenses resulting therefrom.

1.9     Reliance on Terms. Section 1.1, 1 . 5 , 1.6, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, BCP, Processor, and Merchant’s bank and notwithstanding the fact that Processor and the bank is not a party of this Agreement, Processor and the bank may rely upon their terms and raise them as a defense in any action.

1.10   Sale of Receipts. Merchant and BCP agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount, and that such Purchase Price is not intended to be, nor shall it be construed as a loan from BCP to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement, and that it equals the fair market value of such Receipts. BCP has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are collected by the Merchant, and transferred to BCP. Payments made to BCP in respect to the full amount of the Receipts shall be conditioned upon Merchant’s sale of products and services, and the payment by Merchant’s customers. In no event shall the aggregate of all amounts or any portion thereof be deemed as interest hereunder, and in the event it is found to be interest despite the parties hereto specifically representing that it is NOT interest, then it shall be found that no sum charged or collected hereunder shall exceed the highest rate permissible at law. In the event that a court nonetheless determines that BCP has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and BCP shall promptly refund to Merchant any interest received by BCP in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that BCP not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law. As a result thereof, Merchant knowingly and willingly waives the defense of Usury in any action or proceeding.

1.11    Power of Attorney. Merchant irrevocably appoints BCP as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to BCP from Processor, or in the case of a violation by Merchant of Section 1, or the occurrence of an Event of Default under Section 3 hereof, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to BCP; and (v) to contact Merchant’s banks and financial institutions using Merchant and Guarantor(s) personal information to verify the existence of an account and obtain account balances (vi) to file any claims or take any action or institute any proceeding which BCP may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount. In connection therewith, all costs, expenses and fees, including legal fees, shall be payable by Merchant and Guarantor(s).

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1.12    Protections against Default. The following Protections 1 through 9 may be invoked by BCP immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of c a s h , checks or other payments or deposits for the purchase of Merchant’s services and products including but not limited to direct deposit of any checks into a bank account without scanning into the BCP electronic check processor; (b) Merchant changes its arrangements with Processor or the Bank in any way that is adverse or unacceptable to BCP; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant’s check or deposit transactions to another processor; (d) Merchant intentionally interrupts the normal operation of this business, transfers, moves, sells, disposes, or otherwise conveys its business and/or assets without (i) the express prior written consent of BCP, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant’s obligations under this Agreement pursuant to documentation satisfactory to BCP; (e) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise— the result of which will be to induce any customer or customers to pay for Merchant’s services with any means other than payments, which lead directly to the Account to which BCP has unfettered and complete access until the full Purchase Price amount of the Receivables has been transferred; or (f) Merchant fails to provide BCP with copies of any documents related to Merchant’s card processing activity of financial and banking affairs within five (5) days after a request from BCP. These protections are in addition to any other remedies available to BCP at law, in equity or otherwise pursuant to this Agreement:

Protection #1: The full uncollected purchase amount plus all fees, including reasonable attorneys fees, returned transfer fees, returned ACH fees, late fees, and other fees, due under this agreement and the attached security Agreement become due and payable in full immediately.

Protection #4: BCP may enforce its security interest in any Collateral.

Protection #5: The entire Purchased Amount and all fees (including reasonable attorney’s fees) shall become immediately payable to BCP from Merchant.

Protection #6: BCP may proceed to protect and enforce its right and remedies by lawsuit. In any such lawsuit, if BCP recovers a Judgment against Merchant, Merchant shall be liable for all of BCP’s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees, court costs and collection fees.

Protection #7: This Agreement shall be the Merchant’s Assignment of Merchant’s Lease upon the Merchant’s business premises to BCP. Upon breach of any provision in this Agreement, BCP may exercise its rights under this Assignment of Lease without prior Notice to Merchant. BCP may enter the business and collect any and all monies or receivables in pursuit of collection of the full Purchase Price.

Protection #8: BCP may debit any and all of Merchant’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant’s bank account or otherwise for all sums due to BCP.

Protection #9: Except where prohibited by law, Merchant hereby authorizes BCP to execute in the name of the Merchant a Confession of Judgment in favor of BCP in the amount of Purchased Amount stated in the Agreement. Upon an Event of Default, BCP may enter that Confession of Judgment as a Judgment with the Clerk of any Court and execute thereon.

1.13   Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner or Guarantor, in respect of himself or herself personally, authorizes BCP to disclose information concerning Merchant’s and each Owner’s and each Guarantor’s credit standing (including credit bureau reports that BCP obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner and each Guarantor hereby and each waives to the maximum extent permitted by law any claim for damages against BCP or any of its affiliates relating to any (i) investigation undertaken by or on behalf of BCP as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

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1.14   Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by BCP, including this Agreement and any other BCP documents (collectively, “Confidential Information”) are proprietary and confidential information of BCP. Accordingly, unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of BCP to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this section. A breach hereof entitles BCP to not only damages and reasonable attorney’s fees but also to both a Temporary Restraining Order and a Preliminary Injunction without Bond or Security.

1.15     Publicity. Merchant and each of Merchant’s Owners and all Guarantors hereto all hereby authorizes BCP to use its, his or her name in listings of clients and in advertising and marketing materials. 1.16 D/B/A’s. Merchant hereby acknowledges and agrees that BCP may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between BCP and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

II.  REPRESENTATIONS, WARRANTIES AND COVENANTS Merchant represents warrants and covenants that, as of this date and during the term of this Agreement:

2.1     Financial Condition and Financial Information. Merchant’s and Guarantors’ bank and financial statements, copies of which have been furnished to BCP, and future statements which will be furnished hereafter at the discretion of BCP, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant and Guarantors have a continuing, affirmative duty and obligation to advise BCP of any material adverse change in their financial condition, operation or ownership. BCP may request statements at any time during the performance of this Agreement and the Merchant and Guarantors shall provide them to BCP within five (5) business days after request from BCP by email or writing. Merchant’s or Guarantors’ failure to provide such items on a “time of the essence” basis is a material breach of this Agreement.

2.2  Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

2.3       Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4     Insurance. Merchant will maintain business interruption insurance naming BCP as loss payee and additional insured in amounts and against risks as are satisfactory to BCP and shall provide BCP proof of such insurance upon request.

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2.5  Electronic Check Processing Agreement. Merchant will not change its Processor, add terminals, change its financial institution or bank account(s), add bank accounts, restrict ACH transfers or take any other action that could have any adverse effect upon Merchant’s obligations under this Agreement, without BCP’s prior written consent. Any such changes, even such changes which may occur outside the control of the Merchant, but left uncured within three (3) days of notice shall be a material breach of this Agreement.

2.5  Change of Name, Location, Ownership or Control. Merchant will not conduct Merchant’s businesses under any name other than as disclosed to the Processor and BCP, nor shall Merchant change any of its places of business without prior written consent by BCP. Any sales which occur in any place, of products or services purchased under this agreement shall immediately and without delay be deposited in the Account referenced in this agreement for the specific purpose that such funds belonging to BCP may be transferred per this agreement. Merchant, or any parent, subsidiary, affiliate or other related entity shall not alter, create, change, issue or otherwise affect the voting rights of any and all current shareholders without the express written consent of BCP. Such changes in ownership, control or voting rights, without the prior express written permission of BCP shall be entirely Voidable, dating back to the time of their creation, at the sole and complete discretion of BCP under any and all circumstances. Any such changes, even such changes which may occur outside the control of the Merchant, but left uncured within three (3) days of notice shall be a material breach of this Agreement.

2.6  Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis. Any and all income, in any form, collected by any means, by way of sale of the products or services of the Merchant shall be deposited in the Approved ACH account and no other account. Any such changes, even such changes which may occur outside the control of the Merchant, but left uncured within three (3) days of notice shall be a material breach of this Agreement.

2.7  ACH Electronic Fund Transfers Subject to FL. 68.065 1) ACH Debit means an electronic funds transfer covered under and described by FL.68.065. For the purposes of payment to BCP ACH debit shall include any “payment instrument” or “instrument” including ACH Debit, check, draft, order of payment, debit card order, or electronic funds transfer.

In lieu of a service charge authorized under FL. subsection (3), s. 832.062(4)(a), or s. 832.07, the payee of a payment instrument, the payment of which is refused by the drawee because of lack of funds, lack of credit, or lack of an account, or where the maker or drawer stops payment on the instrument with intent to defraud, may lawfully collect bank fees actually incurred by the payee in the course of tendering the payment, plus a service charge of $25 if the face value does not exceed $50; $30 if the face value exceeds $50 but does not exceed $300; $40 if the face value exceeds $300; or 5 percent of the face value of the payment instrument, whichever is greater. The right to damages under this subsection may be claimed without the filing of a civil action.

In any civil action brought for the purpose of collecting a payment instrument, the payment of which is refused by the drawee because of lack of funds, lack of credit, or lack of an account, or where the maker or drawer stops payment on the instrument with intent to defraud, and where the maker or drawer fails to pay the amount owing, in cash, to the payee within 30 days after a written demand therefor, the maker or drawer is liable to the payee, in addition to the amount owing upon such payment instrument, for damages of triple the amount so owing, court costs and reasonable attorney fees incurred by the BCP in taking the action. Criminal sanctions, as provided in s. 832.07, may be applicable. The payee may also charge the maker or drawer of the payment instrument a service charge not to exceed the service fees authorized under s. 832.08(5) or 5 percent of the face amount of the instrument, whichever is greater, plus any bank fees incurred by BCP may be charged to the maker or drawer of the NSF, Denied or otherwise bad payment instrument.

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Merchant hereby accepts the above as notice, and waives the notice requirement of FL. 68.065, and submits to no notice requirement to be subject to statutory damages or triple the bad instrument plus the money owed, plus costs, fees and attorney fess. The maker or drawer is liable to the payee for all attorney fees and collection costs incurred by payee as a result of the payee’s claim. However, if the court or jury determines that the failure of the maker or drawer to satisfy the dishonored payment instrument was due to economic hardship, the court or jury has the discretion to waive all or part of the statutory damages.

2.8   Estoppel Certificate. Merchant will at every and all times, and from time to time, upon at least one (1) day’s prior notice from BCP to Merchant, execute, acknowledge and deliver to BCP and/or to any other person, firm or corporation specified by BCP, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9   No Bankruptcy. As of the date of this Agreement, Merchant is not insolvent and does not contemplate filing for bankruptcy in the next six months and has not consulted with a bankruptcy attorney or filed any petition for bankruptcy protection under Title 7 or 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

2.10  Unencumbered Receipts. Merchant has good, complete, unencumbered and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of BCP.

2.11  Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.12     Defaults under Other Contracts. Merchant’s execution of, and/or performance under this Agreement, will not cause or create an event of default by Merchant under any contract with another person or entity.

2.13   Good Faith. Merchant and Guarantors hereby affirm that Merchant is receiving the Purchase Price and selling BCP the Purchased Amount in good faith and will use the Purchase Price funds to maintain and grow Merchant’s business.

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III.      EVENTS OF DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder: (a) Merchant or Guarantor shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement, or written or oral representation occurring after execution of this agreement, shall prove to have been incorrect, false or misleading in any material respect when made; (c) the sending of notice of termination by Merchant; (d) the Merchant fails to give BCP twenty-four (24) hours advance notice that there will be insufficient funds in the account such that the ACH of the specific daily amount will not be honored by Merchant’s bank, or Merchant fails to supply all requested documentation and allow for daily monitoring of its bank account; (e) Merchant shall place for sale, offer for sale, transfer or sell all or a substantial portion of its assets; (f) Any completed, negotiated, offered, attempted or intended bulk sale or transfer by Merchant outside the ordinary course of business by common industry standards; (g) Merchant’s use of multiple depository accounts without the prior written consent of BCP, or any other monetary diversion attempts; (h) Merchant shall change its depositing account without the prior written consent of BCP; (i) Merchant shall close its depositing account used for ACH debits without the prior written consent of BCP; (j) Merchant is noticed, knows, should know or gains knowledge which would reasonably invite inquiry of any hold, closure, freeze or other action which causes the Account for ACH debits to fail an ACH electronic debit, and Merchant does remedy the account within three (3) business days; (k) Merchant’s bank returns any code other than NSF that cuts BCP from electronic transfer of receivable collections; (l) Wind up or dissolution of Merchant; (m) Material change in the operations of Merchant; (n) Sale of Merchant to any other person or entity; (o) Loss of key employee, supplier, manufacturer or customer; (p) Change of location; (q) change of banking, credit card services, or other financial provider; (r) Wholesale inventory sales, bulk sales, or asset sales other than which occur during the normal operation everyday of the Merchant (s) Failure or choice not to renew a property lease or rent for the business location, or any liens or encumbrances in the event the underlying property of the merchant is owned by merchant or guarantor (t) Any form, filing or declaration of bankruptcy by Merchant, or Guarantor(s). (u) Merchant shall default under any of the terms, covenants and conditions of any other agreement with BCP. (v) Any offer for sale, advertising or marketing of the Merchant business, orally, written or in any form media both known and not yet invented. (w) Any change in stock float, voting rights or the issuance of voting shares.

3.3   Remedies. In any Event of Default not waived pursuant to Section 4.4 hereof, BCP may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant’s obligations hereunder (including personal Guaranty(s)) or any other legal or equitable right or remedy. All rights, powers and remedies of BCP in connection with this Agreement may be exercised at any time by BCP after the occurrence of any Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.4   Costs. Merchant shall pay to BCP all reasonable costs associated with (a) an Event or Default, (b) breach by Merchant of the Covenants in this Agreement and the enforcement thereof, (c) the enforcement of BCP ‘s remedies set forth in this Agreement, including but not limited to court costs and attorneys’ fees. (d) All costs associated with financial condition, net worth and assets investigations, of any of the Merchant business owner(s), Merchant and guarantor(s) whether for the purpose of preparation for court, to collect upon a judgment, or any other reasonable purpose in pursuit of BCP rights.

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3.5    Required Notifications. Merchant is required to give BCP written notice: (i) Minimum twenty-four (24) hours prior any potential NSF transfer event. (ii)  Within 24 hours of any filing under Title 11 of the United States Code. (iii)  Minimum seven business (7) days written notice prior to the closing of any sale of all or substantially all of the Merchant’s assets or stock.

IV. MISCELLANEOUS

4.1     Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by BCP.

4.2    Assignment. BCP may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part. Merchant may not assign its obligations to transfer receivables to any other party without the express written consent of BCP, which shall be at the sole discretion of BCP.

4.3    Notices. Unless expressly stated otherwise in this agreement, all notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to BCP shall become effective only upon receipt by BCP, and not upon the time of sending. Notices to Merchant shall become effective three (3) days after mailing by BCP. Emails sent by BCP shall be considered received by Merchant at the moment of their sending.

4.4    Waiver Remedies. No failure on the part of BCP to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5  Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, BCP and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of BCP which consent may be withheld in BCP’s sole discretion. BCP reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the state of Florida, without regards to any applicable principals of conflicts of law.

4.6   Choice of Law. This contract shall be governed and construed in accordance with the laws of the State of Florida, excluding that State’s choice of- law principles, and all claims relating to or arising out of this contract, or the breach thereof, whether sounding in contract, tort or otherwise, shall likewise be governed by the laws of the State of Florida, excluding that State’s choice-of-law principles.

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4.7    Submission to Jurisdiction and Venue. If any party brings against the other party any proceeding arising out of this agreement or arising out of disclosure or use of Confidential Information, that party may bring that proceeding only in the Courts of Broward County Florida. Each party hereby submits to the exclusive jurisdiction of Broward County Florida courts for purposes of any such proceeding. This includes any suit, action or proceeding arising hereunder. All parties, BCP, Merchant and Guarantor(s) expressly consent, assert and agree that the Broward County Forum is convenient to it, and submits to the jurisdiction of Broward County Florida, and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by BCP to transfer such proceeding to Broward County Florida. ADDITIONALLY, MERCHANT AGREES THAT ANY SUMMONS AND/OR COMPLAINT OR OTHER PROCESS TO COMMENCE ANY LITIGATION BY BCP WILL BE PROPERLY SERVED IF MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR SERVED UPON PERSON, TO THE MAILING ADDRESS(ES) LISTED ON PAGE 1 OF THIS AGREEMENT, OR THE CURRENT LISTED REGISTERED AGENT. THE PARTIES AGREE AND ASSERT THAT THEY WILL NOT DENY, AVOID OR INHIBIT ANY REGISTERED MAIL LETTERS OR SERVICE OF PROCESS IN ANY MANNER.

4.6    Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7    Interpretation. All Parties hereto have reviewed this Agreement with attorney of their own choosing and have relied only on their own attorney(s) guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

4.8     Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.9     Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Guaranty Agreement hereto embody the entire agreement between Merchant and BCP and supersede all prior agreements and understandings relating to the subject matter hereof, except any and all representation by Merchant in regard to Merchant’s business and receivables, which shall never be excluded or objected to as evidence for any reason by the Merchant.

4.10    JURY TRIAL WAIVER. THE PARTIES WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.11    CLASS ACTION WAIVER. ALL PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2)    THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.12     Facsimile & Digital Acceptance. Facsimile signatures and digital signatures hereon shall be deemed acceptable for all purposes.

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AUTHORIZATION AND RELEASE TO OBTAIN REPORTS AND INFORMATION ON AN ONGOING BASIS

By signing below, the Undersigned, and any business entity beneficially owned by the undersigned, (Collectively the “Undersigned”) hereby authorizes BCP to obtain personal and business reports including but not limited to business, consumer, credit, financial, criminal and/or any other investigative reports concerning the Undersigned, and any business of the undersigned, from any credit, consumer, financial, criminal, investigative or reporting entity and/or bureaus, that BCP may choose to use, and additionally to consider such reports when making any purchase, sale, credit, legal or collection decisions, or actions, regarding the undersigned’s application, purchase, sale, investment, extension of credit, collections, legal matters, or modification.

Undersigned acknowledges there are various Federal and/or State laws such as the “Fair Credit Reporting Act” that control the issuance or use of consumer and other such reports. The undersigned warrants, represents and understands that the Undersigned is not obligated to provide this authorization to BCP to order, receive, review and use such Reports. However, the undersigned voluntarily agrees that such reports shall be released to BCP, at the sole discretion of BCP so that BCP may consider any course of action, at any time, and for any reason, with respect to the Undersigned.

The undersigned hereby authorizes BCP to investigation, or cause an investigation to be procured, on an ongoing basis for as long as any Purchase Price is outstanding, or during any period where the sale or purchase of Receivables is being considered, for BCP business, legal, evaluation collection or other purposes, whether or not subject to the Fair Credit Reporting Act.

The Undersigned authorizes, without reservation, any person or entity contacted by BCP or anyone acting on its behalf, to furnish information regarding verification of the Undersigned’s Tax I.D. number, social security number, education, military record, motor vehicle reports, credit history, financial account balance and history, professional licensures, public records, criminal record employment records, references and any other matters which would aid BCP in such investigations or due diligence.

I hereby release BCP, including its employees, agents or representatives from any and all liability for collecting or furnishing such information. I also release BCP from any and all liability for conducting such an investigation. A photocopy, scan or facsimile copy of this Authorization and Release shall be treated as though it were the original.

Dated:	7/28/2021	Signature:	/s/ Dean Julia
Merchant 1 Authorized Signature

Dated:		Signature:
Guarantor 1

Dated:		Signature
Merchant 2 Authorized Signature

Dated:		Signature	Guarantor

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Appendix “A” Fees

1.        Underwriting Fee $____ WAIVED ______

a.	(Covers underwriting costs and expenses related to payments, due diligence and other fees).

2. Origination Fee $___ 15,000 _____

a.	(Covers ACH Set-up, Origination fees, costs and related expenses).

3. NSF Fee $35 per incident Minimum

a.	Minimum Fee per non-noticed NSF return. Fee charged will be the Maximum Amount Allowed Under the Law. Please note that there is no charge when collected receivables do not meet the daily transfer amount, and BCP receives proper and complete 24-hour notice so as to not initiate the electronic transfer and incur costs.

4. Rejected ACH / Default $2,500 Per Incident

a.	Occurs when collected funds are in the account and for any reason Merchant BLOCKS Account from BCP Debit ACH, or when Merchant directs the bank to reject our debit ACH. Also places Merchant in immediate Default (per contract). This is not a liquidated damages fee, but rather is representative of costs and fees of an immediate legal, accounting and investigative response to the breach and default.

5. Alteration of Account / Default $2500

a.	Occurs when Merchant changes, closes, alters, modifies or otherwise takes action, or does not take action by at least constructive knowledge and omission, which severs, blocks, cuts off, causes to fail, or otherwise prevents BCP from collection of funds which are the absolute and rightful property of BCP. Also places Merchant in immediate Default (per contract). This is not a liquidated damages fee, but rather is representative of costs and fees of an immediate legal, accounting and investigative response to the breach and default.

6. Blocked ACH / Default Fee $2,500.00

a.	Occurs when Merchant BLOCKS Account from BCP’s ACH Debit, ACH, or when Merchant directs the bank to reject our debit ACH, or otherwise prevents BCP from collection of funds which are the absolute and rightful property of BCP. Also places Merchant in immediate Default (per contract). This is not a liquidated damages fee, but rather is representative of costs and fees of an immediate legal, accounting and investigative response to the breach and default.

7. Bank Change Fee $50.00

a.	Occurs when Merchant requests and receives requires a change in Bank Account to be Debited, requiring BCP to adjust and make alteration to the ACH system, and internal accounting.

8. Wire Fee $50

a.	Each Merchant shall receive their funding electronically to their designated bank account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH.

FOR MERCHANT (#1)	BY	Dean Julia	/s/ Dean Julia	7/28/2021
		(Print Name and Title)	(Signature)	(Date)

FOR MERCHANT (#2)	BY
		(Print Name and Title)	(Signature)	(Date)

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AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT)

& DIRECT PAYMENTS (ACH DEBITS)

DEFINITIONS:

Buyer: BUSINESS CAPITAL PROVIDERS, INC. (BCP) The “Buyer”

Seller: MOBIQUITY TECHNOLOGIES, INC. DBA:

(Merchant’s Legal Name)

Merchant Agreement: Merchant Agreement between BCP and Seller, dated as of July 28, 2021

Designated Checking Account:

Bank Name: ______________________________________________________________

Branch: (Address) ____________________ City: _____________ State: ___ Zip: _______

Name of Account: MOBIQUITY TECHNOLOGIES, INC, DBA:             Business Tax ID Number: _______________________

Routing Number:  XXXXXXXXXX                  Account Number: XXXXXXXXXXX

Capitalized terms used in this Authorization Agreement without definition shall have the meanings set forth in the Merchant Agreement.

By signing below, Seller attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes. This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Merchant Agreement. Seller should keep a copy of this important legal document for Seller’s records.

DISBURSMENT OF ADVANCE PROCEEDS: By signing below, Seller authorizes BCP to disburse the Advance proceeds less the amount of any applicable fees upon Advance approval by initiating ACH credits to the Designated Checking Account, in the amounts and at the times specified in the Merchant Agreement. By signing below, Seller also authorizes BCP to collect amounts due from Seller under the Merchant Agreement by initiating ACH debits to the Designated Checking Account, as follows:

In the Daily Amount of: 2531.25

(Or) Percentage of each Banking Deposit: 9%

At the Following Interval: 160.00

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If any payment date falls on a weekend or holiday, I understand and agree that the payment may be executed on the next business day. If a payment is rejected by Seller’s financial institution for any reason, including without limitation insufficient funds, Seller understands that BCP may, at its sole discretion, attempt to process the payment again as permitted under applicable ACH rules. Seller also authorizes BCP to initiate ACH entries to correct any erroneous payment transaction, fees, late payments, charges and overdue previous balances.

MISCELLANEOUS. BCP is not responsible for any fees charged by Seller’s bank as the result of credits or debits initiated under this Authorization Agreement. The origination of ACH debits and credits to the Designated Checking Account must comply with applicable provisions of state and federal law, and the rules and operating guidelines of NACHA (formerly known as the National Automated Clearing House Association).

This Authorization Agreement is to remain in full force and effect until BCP has received written notification from Seller at the address set forth below at least five (5) banking days prior of its termination to afford BCP a reasonable opportunity to act on it. The individual signing below on behalf of Seller certifies that he/she is an authorized signer on the Designate Checking Account. Seller will not dispute any ACH transaction initiated pursuant to this Authorization Agreement, provided the transaction corresponds to the terms of this Authorization Agreement. Seller requests the financial institution that holds the Designated Checking Account to honor all ACH entries initiated in accordance with this Authorization Agreement.

Seller:	MOBIQUITY TECHNOLOGIES, INC, DBA:	Date:	7/28/2021
	(Merchant’s Legal name / Name of Business)		(Month)(Day)(Year)

Print Name of Signing Party:	Dean Julia	Title:	CEO
(Title of Signing Party)

Signature: /s/ Dean Julia

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Dear Merchant,

Thank you for your business. We are looking forward to building a relationship with your business that allows you to reach and exceed your goals. Please note that prior to funding your account, our Underwriting department needs to see the most recent balance and activity information in real-time as a fraud countermeasure and in order to ensure the health of your business aligns with the terms of your offer. This involves granting at least “Read Only Access” to your business bank account. For your convenience, we have three secure options for you to choose from to complete this step. After being completed and executed, you can email the agreement to submissions@bcproviders.com or fax to (954) 416-6120.

Option 1) Please provide information required for read-only access* to your business account.

Bank portal website: _______________________________________________

Username: _______________________________________________________

Password: _______________________________________________________

Security Question/Answer 1: ________________________________________

Security Question/Answer 2: ________________________________________

Security Question/Answer 3: ________________________________________

Any other information necessary to access your account: ____________________________________________

________________________________________________________________________________________

Option 2) Provide an email address which will receive a secure 3rd party link, allowing you to log in on your own machine through industry standard Decision Logic. (https://www.decisionlogic.com/)

Your valid email address (please ensure correct spelling and case sensitivity): djulia@xxxxxxxxx.com

Option 3) You may call into a secure line to complete this step with a live representative. Secure Verification Number:

* “Read only Access” can be easily arranged by calling your Bank, allowing our Underwriters to view account information without being able to transfer, debit or otherwise access funds.

FOR MERCHANT (#1)	BY	Dean Julia	/s/ Dean Julia	7/28/2021
		(Print Name and Title)	(Signature)	(Date)

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A: Remedy for Default

The Investor, upon an event of default and in lieu of personal guarantees from the principals, or if mutually agreed upon may convert any and all principal, interest and fees outstanding into common shares on a date of its choosing (the "Conversion Date'1) at a price equal to 85.00% of the lowest of Volume Weighted Average Price ("VWAP1') for each of the (5) trading days preceding the Conversion Date (the "Conversion Shares"). At no time, unless the Company is in default on the facility, shall the Investor convert into shares such that the Investor shall own more than 4.99% of the Company's then outstanding common shares. Should the Company not have sufficient shares authorized for the Investor's conversion, it shall, upon receipt of the conversion notice, cause its authorized shares to be increased within 45 days to an number of shares equal to (3) times the Conversion Shares.

Corporation Name:

Business Capital Providers, Inc.

Business: MOBIQUITY TECHNOLOGIES, INC.

NAME: /s/ Dean Julia

TITLE: CEO

DATE: 7/28/2021

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Prohibition Against Obtaining Additional Financing

As an inducement for Business Capital Providers to underwrite and enter into the Future Receivables Purchasing Agreement (“contract), I, Dean Julia, Individually and as the personal guarantor of and for MOBIQUITY TECHNOLOGIES, INC. Business Capital Providers has relied on the information I have provided and as a result, Business Capital Providers has attempted to provide me and my company with the maximum amount of money that the business can reasonably be expected to pay back based on its current financial position. It is further agreed that any additional financing during the term of the contract would seriously endanger the business and could affect the ability to perform and comply with the terms of the contract.

Based on the above inducements and agreement and all other factors Business Capital Providers is advancing the company money with the express understanding that neither the company nor myself will seek additional funding, financing, cash money advances or other future receivable purchase arrangements of any kind nor will the company nor myself in my capacity as personal guarantor, acquire any additional debt for the entire term of this contract or until such time as the company or I have paid back all amounts due pursuant to the terms of the Future Receivables Purchase Agreement advance to Business Capital Providers in its entirety.

This term serves as an exclusivity agreement that I and the company will honor and agree that any violation of this exclusivity agreement will result in a default of the contract and will cause the entire balance due pursuant to the terms of the contract to become accelerated due immediately upon notice and demand.

I Dean Julia personally and on behalf of MOBIQUITY TECHNOLOGIES, INC. agree to the above terms and agree that Business Capital Providers is entitled to take any necessary actions pursuant to the terms of the contract to collect the entire remaining balance and any and all other amounts pursuant to the terms of the contract immediately should I or the company obtain additional advances, debt, financing, future receivable purchase agreement amounts or loans during the term of my contract with Business Capital Providers.

/s/ Dean Julia
Owner 1	Owner 2

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